UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 4/11/2005

BJ Services Company

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-10570

DE	63-0084140
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

5500 Northwest Central Drive

Houston, TX 77092

(Address of Principal Executive Offices, Including Zip Code)

713-895-5631

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

BJ Services Company (the "Company") has called for the redemption of all of its outstanding Convertible Senior Notes due 2022 (the "Notes"), as reported in the Company's Current Report on Form 8-K on March 29, 2005. The Company has delivered a supplement (the "Supplement") to the notice of redemption (the "Notice of Redemption") to the holders of the Notes. The Supplement is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and the Notice of Redemption and Press Release are incorporated herein by reference.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.
BJ Services Company

	By:	/s/ Margaret Shannon
Margaret Shannon
Vice President, General Counsel and Secretary

Date: April 11, 2005

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Supplement to Notice of Redemption

99.2	Form of Notice of Redemption (filed as Exhibit 99.2 to the Company's Current Report on Form 8-K filed on March 29, 2005 and incorporated herein by reference)

99.3	Press Release (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on March 29, 2005 and incorporated herein by reference)